                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                --  MAY 2004  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             EXCHANGE FUND PARTNERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY AM I RECEIVING THIS
       PROXY STATEMENT?

A      This is the Annual Meeting
of Partners. You are being asked to vote on a proposal to elect thirteen nominees for Managing General Partners.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference. We encourage all Partners to participate in the governance of their Fund.

Q      HOW DO THE MANAGING
       GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A      They recommend that you
vote "For All" of the nominees on the enclosed proxy card.

Q      WHOM DO I CALL IF I
       HAVE QUESTIONS?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2911 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us".

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS - mark "For All," "Withhold" or "For All Except."

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name on the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK    PROXY
     VOTES AS IN
     THIS EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                       FOR
                                    FOR                ALL
                                    ALL    WITHHOLD  EXCEPT
     To vote to elect thirteen      [ ]      [ ]       [ ]
     Managing General Partners
     to serve until their
     respective successors are
     duly elected and qualified:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for one or more nominee
     check "For All Except" and write the nominee's name on
     the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Partner sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                                1 PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 23, 2004

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that the Annual Meeting of Partners (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 23, 2004 at 3:30 p.m. for the following purposes:

    1. To elect thirteen Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on April 23, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners



                              Stefanie V. Chang,
                              Vice President

May 18, 2004

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2911 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60187.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                                1 PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60187
                            TELEPHONE (800) 341-2911

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 23, 2004

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 23, 2004, at 3:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 20, 2004.

  The purpose of the Meeting is to permit the Fund's Partners to elect thirteen Managing General Partners.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on April 23, 2004 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2911 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  At the close of business on April 23, 2004, there were issued and outstanding 185,882 Shares of the Fund.

VOTING

  With respect to the election of Managing General Partners, those persons receiving the highest number of votes "For," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "broker non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes "For" are considered in determining those persons receiving the highest number of votes "For." A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Managing General Partners that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The principal address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $87 billion in assets under management or supervision as of March 31, 2004. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

  The Adviser, certain affiliates of the Adviser, certain investment companies advised by the Adviser or its affiliates and certain trustees are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation.

               PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS

NOMINATION OF MANAGING GENERAL PARTNERS

  Thirteen Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

          INFORMATION REGARDING MANAGING GENERAL PARTNERS AND NOMINEES

                    FOR ELECTION AS MANAGING GENERAL PARTNER

The business and affairs of the Fund are managed under the direction of the Fund's Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser. Managing General Partners serve one year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

INCUMBENT INDEPENDENT MANAGING GENERAL PARTNERS

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER
 David C. Arch (58)           Managing     Managing    Chairman and Chief Executive Officer       88
 Blistex Inc.                 General      General     of Blistex Inc., a consumer health
 1800 Swift Drive             Partner      Partner     care products manufacturer. Director
 Oak Brook, IL 60523                       since 1998  of the Heartland Alliance, a
                                                       nonprofit organization serving human
                                                       needs based in Chicago. Director of
                                                       St. Vincent de Paul Center -- a
                                                       Chicago based day care facility
                                                       serving the children of low income
                                                       families. Board member of the
                                                       Illinois Manufacturers' Association.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER
 David C. Arch (58)           Trustee/Director/Managing General
 Blistex Inc.                 Partner of funds in the Fund
 1800 Swift Drive             Complex.
 Oak Brook, IL 60523

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 J. Miles Branagan (71)       Managing     Managing    Private investor. Co-founder, and          86
 1632 Morning Mountain Road   General      General     prior to August 1996, Chairman, Chief
 Raleigh, NC 27614            Partner      Partner     Executive Officer and President, MDT
                                           since 2003  Corporation (now known as
                                                       Getinge/Castle, Inc., a subsidiary of
                                                       Getinge Industrier AB), a company
                                                       which develops, manufactures, markets
                                                       and services medical and scientific
                                                       equipment.



 Jerry D. Choate (65)         Managing     Managing    Prior to January 1999, Chairman and        86
 33971 Selva Road             General      General     Chief Executive Officer of the
 Suite 130                    Partner      Partner     Allstate Corporation ("Allstate") and
 Dana Point, CA 92629                      since 2003  Allstate Insurance Company. Prior to
                                                       January 1995, President and Chief
                                                       Executive Officer of Allstate. Prior
                                                       to August 1994, various management
                                                       positions at Allstate.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 J. Miles Branagan (71)       Trustee/Director/Managing General
 1632 Morning Mountain Road   Partner of funds in the Fund
 Raleigh, NC 27614            Complex.



 Jerry D. Choate (65)         Trustee/Director/Managing General
 33971 Selva Road             Partner of funds in the Fund
 Suite 130                    Complex. Director of Amgen Inc., a
 Dana Point, CA 92629         biotechnological company, and
                              Director of Valero Energy
                              Corporation, an independent
                              refining company.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER
 Rod Dammeyer (63)            Managing     Managing    President of CAC, L.L.C., a private        88
 CAC, L.L.C.                  General      General     company offering capital investment
 4350 LaJolla Village Drive   Partner      Partner     and management advisory services.
 Suite 980                                 since 1998  Prior to February 2001, Vice Chairman
 San Diego, CA 92122-6223                              and Director of Anixter
                                                       International, Inc. and IMG Global
                                                       Inc. Prior to July 2000, Managing
                                                       Partner of Equity Group Corporate
                                                       Investment (EGI), a company that
                                                       makes private investments in other
                                                       companies.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER
 Rod Dammeyer (63)            Trustee/Director/Managing General
 CAC, L.L.C.                  Partner of funds in the Fund
 4350 LaJolla Village Drive   Complex. Director of Stericycle,
 Suite 980                    Inc., Ventana Medical Systems,
 San Diego, CA 92122-6223     Inc., GATX Corporation and Trustee
                              of The Scripps Research Institute
                              and the University of Chicago
                              Hospitals and Health Systems.
                              Prior to April 2004, Director of
                              TheraSense, Inc. Prior to January
                              2004, Director of TeleTech
                              Holdings Inc. and Arris Group,
                              Inc. Prior to May 2002, Director
                              of Peregrine Systems Inc. Prior to
                              February 2001, Vice Chairman and
                              Director of Anixter International,
                              Inc. and IMC Global Inc. Prior to
                              July 2000, Director of Allied
                              Riser Communications Corp., Matria
                              Healthcare Inc., Transmedia
                              Networks, Inc., CNA Surety, Corp.
                              and Grupo Azcarero Mexico (GAM).

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER
 Linda Hutton Heagy (55)      Managing     Managing    Managing Partner of Heidrick &             86
 Heidrick & Struggles         General      General     Struggles, an executive search firm.
 233 South Wacker Drive       Partner      Partner     Trustee on the University of Chicago
 Suite 7000                                since 2003  Hospitals Board, Vice Chair of the
 Chicago, IL 60606                                     Board of the YMCA of Metropolitan
                                                       Chicago and a member of the Women's
                                                       Board of the University of Chicago.
                                                       Prior to 1997, Partner of Ray &
                                                       Berndtson, Inc., an executive
                                                       recruiting firm. Prior to 1996,
                                                       Trustee of The International House
                                                       Board, a fellowship and housing
                                                       organization for international
                                                       graduate students. Prior to 1995,
                                                       Executive Vice President of ABN AMRO,
                                                       N.A., a bank holding company. Prior
                                                       to 1992, Executive Vice President of
                                                       La Salle National Bank.



 R. Craig Kennedy (52)        Managing     Managing    Director and President of the German       86
 1744 R Street, N.W.          General      General     Marshall Fund of the United States,
 Washington, D.C. 20009       Partner      Partner     an independent U.S. foundation
                                           since 2003  created to deepen understanding,
                                                       promote collaboration and stimulate
                                                       exchanges of practical experience
                                                       between Americans and Europeans.
                                                       Formerly, advisor to the Dennis
                                                       Trading Group Inc., a managed futures
                                                       and option company that invests money
                                                       for individuals and institutions.
                                                       Prior to 1992, President and Chief
                                                       Executive Officer, Director and
                                                       member of the Investment Committee of
                                                       the Joyce Foundation, a private
                                                       foundation.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER
 Linda Hutton Heagy (55)      Trustee/Director/Managing General
 Heidrick & Struggles         Partner of funds in the Fund
 233 South Wacker Drive       Complex.
 Suite 7000
 Chicago, IL 60606



 R. Craig Kennedy (52)        Trustee/Director/Managing General
 1744 R Street, N.W.          Partner of funds in the Fund
 Washington, D.C. 20009       Complex.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Howard J Kerr (68)           Managing     Managing    Prior to 1998, President and Chief         88
 736 North Western Avenue     General      General     Executive Officer of Pocklington
 P.O. Box 317                 Partner      Partner     Corporation, Inc., an investment
 Lake Forest, IL 60045                     since 1998  holding company. Director of the
                                                       Marrow Foundation.



 Jack E. Nelson (68)          Managing     Managing    President of Nelson Investment             86
 423 Country Club Drive       General      General     Planning Services, Inc., a financial
 Winter Park, FL 32789        Partner      Partner     planning company and registered
                                           since 2003  investment adviser in the State of
                                                       Florida. President of Nelson Ivest
                                                       Brokerage Services Inc., a member of
                                                       the NASD, Securities Investors
                                                       Protection Corp. and the Municipal
                                                       Securities Rulemaking Board.
                                                       President of Nelson Sales and
                                                       Services Corporation, a marketing and
                                                       services company to support
                                                       affiliated companies.



 Hugo F. Sonnenschein (63)    Managing     Managing    President Emeritus and Honorary            88
 1126 E. 59th Street          General      General     Trustee of the University of Chicago
 Chicago, IL 60637            Partner      Partner     and the Adam Smith Distinguished
                                           since 1998  Service Professor in the Department
                                                       of Economics at the University of
                                                       Chicago. Prior to July 2000,
                                                       President of the University of
                                                       Chicago. Trustee of the University of
                                                       Rochester and a member of its
                                                       investment committee. Member of the
                                                       National Academy of Sciences, the
                                                       American Philosophical Society and a
                                                       fellow of the American Academy of
                                                       Arts and Sciences.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Howard J Kerr (68)           Trustee/Director/Managing General
 736 North Western Avenue     Partner of funds in the Fund
 P.O. Box 317                 Complex. Director of the Lake
 Lake Forest, IL 60045        Forest Bank & Trust.



 Jack E. Nelson (68)          Trustee/Director/Managing General
 423 Country Club Drive       Partner of funds in the Fund
 Winter Park, FL 32789        Complex.



 Hugo F. Sonnenschein (63)    Trustee/Director/Managing General
 1126 E. 59th Street          Partner of funds in the Fund
 Chicago, IL 60637            Complex. Director of Winston
                              Laboratories, Inc.

                                                                                               NUMBER OF
                                                                                             FUNDS IN FUND
                                            TERM OF                                             COMPLEX
                                           OFFICE AND                                         OVERSEEN BY
                              POSITION(S)  LENGTH OF                                           MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                      PARTNER



 Suzanne H. Woolsey, Ph.D.    Managing     Managing    Previously Chief Communications            86
 (62)                         General      General     Officer of the National Academy of
 815 Cumberstone Road         Partner      Partner     Sciences/ National Research Council,
 Harwood, MD 20776                         since 2003  an independent, federally chartered
                                                       policy institution, from 2001 to
                                                       November 2003 and Chief Operating
                                                       Officer from 1993 to 2001. Director
                                                       of the Institute for Defense
                                                       Analyses, a federally funded research
                                                       and development center, Director of
                                                       the German Marshall Fund of the
                                                       United States, Director of the Rocky
                                                       Mountain Institute and Trustee of
                                                       Colorado College. Prior to 1993,
                                                       Executive Director of the Commission
                                                       on Behavioral and Social Sciences and
                                                       Education at the National Academy of
                                                       Sciences/National Research Council.
                                                       From 1980 through 1989, Partner of
                                                       Coopers & Lybrand.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Suzanne H. Woolsey, Ph.D.    Trustee/Director/Managing General
 (62)                         Partner of funds in the Fund
 815 Cumberstone Road         Complex. Director of Fluor Corp.,
 Harwood, MD 20776            an engineering, procurement and
                              construction organization, since
                              January 2004 and Director of
                              Neurogen Corporation, a
                              pharmaceutical company, since
                              January 1998.

INCUMBENT INTERESTED MANAGING GENERAL PARTNERS

                                                                                                                NUMBER OF
                                                                                                              FUNDS IN FUND
                                            TERM OF                                                              COMPLEX
                                           OFFICE AND                                                          OVERSEEN BY
                              POSITION(S)  LENGTH OF                                                            MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                   GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                                       PARTNER



 Mitchell M. Merin* (50)      Managing     Managing    President and Chief Executive Officer of funds in the       86
 1221 Avenue of the Americas  General      General     Fund Complex. Chairman, President, Chief Executive
 New York, NY 10020           Partner;     Partner,    Officer and Director of the Adviser and Van Kampen
                              President    President   Advisors Inc. since December 2002. Chairman, President
                              and Chief    and Chief   and Chief Executive Officer of Van Kampen Investments
                              Executive    Executive   since December 2002. Director of Van Kampen
                              Officer      Officer     Investments since December 1999. Chairman and Director
                                           since 2003  of Van Kampen Funds Inc. since December 2002.
                                                       President, Director and Chief Operating Officer of
                                                       Morgan Stanley Investment Management since December
                                                       1998. President and Director since April 1997 and
                                                       Chief Executive Officer since June 1998 of Morgan
                                                       Stanley Investment Advisors Inc. and Morgan Stanley
                                                       Services Company Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan Stanley Distributors
                                                       Inc. since June 1998. Chairman since June 1998, and
                                                       Director since January 1998 of Morgan Stanley Trust.
                                                       Director of various Morgan Stanley subsidiaries.
                                                       President of the Morgan Stanley Funds since May 1999.
                                                       Previously Chief Executive Officer of Van Kampen Funds
                                                       Inc. from December 2002 to July 2003, Chief Strategic
                                                       Officer of Morgan Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc. and Executive
                                                       Vice President of Morgan Stanley Distributors Inc.
                                                       from April 1997 to June 1998. Chief Executive Officer
                                                       from September 2002 to April 2003 and Vice President
                                                       from May 1997 to April 1999 of the Morgan Stanley
                                                       Funds.


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Mitchell M. Merin* (50)      Trustee/Director/
 1221 Avenue of the Americas  Managing General
 New York, NY 10020           Partner of funds in
                              the Fund Complex.

                                                                                                                NUMBER OF
                                                                                                              FUNDS IN FUND
                                            TERM OF                                                              COMPLEX
                                           OFFICE AND                                                          OVERSEEN BY
                              POSITION(S)  LENGTH OF                                                            MANAGING
 NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                   GENERAL
 OF MANAGING GENERAL PARTNER     FUND        SERVED    DURING PAST 5 YEARS                                       PARTNER



 Richard F. Powers, III*      Managing     Managing    Advisory Director of Morgan Stanley. Prior to December      88
 (58)                         General      General     2002, Chairman, Director, President, Chief Executive
 1 Parkview Plaza             Partner      Partner     Officer and Managing Director of Van Kampen
 P.O. Box 5555                             since 1999  Investments and its investment advisory, distribution
 Oakbrook Terrace, IL 60181                            and other subsidiaries. Prior to December 2002,
                                                       President and Chief Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998, Executive Vice
                                                       President and Director of Marketing at Morgan Stanley
                                                       and Director of Dean Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.



 Wayne W. Whalen* (64)        Managing     Managing    Partner in the law firm of Skadden, Arps, Slate,            88
 333 West Wacker Drive        General      General     Meagher & Flom LLP, legal counsel to certain funds in
 Chicago, IL 60606            Partner      Partner     the Fund Complex.
                                           since 1998


                              OTHER DIRECTORSHIPS
 NAME, AGE AND ADDRESS        HELD BY MANAGING
 OF MANAGING GENERAL PARTNER  GENERAL PARTNER



 Richard F. Powers, III*      Trustee/Director/
 (58)                         Managing General
 1 Parkview Plaza             Partner of funds in
 P.O. Box 5555                the Fund Complex.
 Oakbrook Terrace, IL 60181



 Wayne W. Whalen* (64)        Trustee/Director/
 333 West Wacker Drive        Managing General
 Chicago, IL 60606            Partner of funds in
                              the Fund Complex.

---------------
* Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of his firm currently serving as legal counsel to such funds in the Fund Complex.

REMUNERATION OF MANAGING GENERAL PARTNERS

  The compensation of the Managing General Partners who are affiliated persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser or Van Kampen an annual retainer and meeting fees. Each fund in the Fund Complex, other than the Fund, offers a retirement plan to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60 is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Fund Complex, other than the Fund, offers deferred compensation arrangements to trustees who are not affiliated persons of the Adviser or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 2003 or the Fund Complex's most recently completed calendar year ended December 31, 2003.

                            2003 COMPENSATION TABLE

                                                                FUND COMPLEX
                                              ------------------------------------------------
                                                 AGGREGATE
                                                 PENSION OR                          TOTAL
                                                 RETIREMENT        AGGREGATE     COMPENSATION
                                AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                               COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                 FROM THE        AS PART OF      BENEFITS UPON       FUND
           NAME(1)               FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
           -------             ------------   ----------------   -------------   -------------
David C. Arch................     $1,957          $18,589          $147,500        $193,811
J. Miles Branagan............      1,055           78,011            60,000         173,290
Jerry D. Choate..............      1,055           31,482           126,000         173,290
Rod Dammeyer.................      1,957           31,814           147,500         177,971
Linda Hutton Heagy...........      1,055            9,233           142,500         173,290
R. Craig Kennedy.............      1,957            6,424           142,500         173,290
Howard J Kerr................      1,055           58,713           147,500         193,811
Jack E. Nelson...............      1,957           40,711           109,500         173,290
Hugo F. Sonnenschein.........      1,957           32,178           147,500         193,811
Wayne W. Whalen..............      1,055           63,604           147,500         251,811
Suzanne H. Woolsey...........      1,055           20,086           142,500         173,290

(1) Managing General Partners not eligible for compensation are not included in the Compensation Table. Theodore A. Myers retired from the Board of Managing General Partners of the Fund and other funds in the Fund Complex as of December 31, 2003.

(2) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 2003. Messrs. Branagan, Choate, Kennedy, Nelson and Mesdames Heagy and Woolsey were elected to the Board of the Fund on July 23, 2003, and thus the amounts above reflect compensation from the Fund for the period July 23, 2003 until the fiscal year ended December 31, 2003.

(3) The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 2003. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each Managing General Partner based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such Managing General Partner going forward.

(4) The funds in the Fund Complex, other than the Fund, have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable each year by such funds for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2003 before deferral under any deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only

    Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each Managing General Partner based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such Managing General Partner going forward.

SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

  As of April 23, 2004, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner/Trustee/Director in the dollar range amounts specified below.

                     INDEPENDENT MANAGING GENERAL PARTNERS

                                                                 AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES
                                                                 IN ALL FUNDS OVERSEEN
                                      DOLLAR RANGE OF               BY THE MANAGING
                                     EQUITY SECURITIES      GENERAL PARTNER/TRUSTEE/DIRECTOR
                                        IN THE FUND               IN THE FUND COMPLEX
David C. Arch                          $1 - $10,000            $50,001 - $100,000
J. Miles Branagan                      $1 - $10,000               Over $100,000
Jerry D. Choate                        $1 - $10,000            $50,001 - $100,000
Rod Dammeyer                           $1 - $10,000               Over $100,000
Linda Hutton Heagy                     $1 - $10,000             $10,001 - $50,000
R. Craig Kennedy                       $1 - $10,000               Over $100,000
Howard J Kerr                          $1 - $10,000               $1 - $10,000
Jack E. Nelson                         $1 - $10,000               $1 - $10,000
Hugo F. Sonnenschein                   $1 - $10,000               Over $100,000
Suzanne H. Woolsey                     $1 - $10,000               $1 - $10,000

                      INTERESTED MANAGING GENERAL PARTNERS

                                                                 AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES
                                                                 IN ALL FUNDS OVERSEEN
                                      DOLLAR RANGE OF               BY THE MANAGING
                                     EQUITY SECURITIES      GENERAL PARTNER/TRUSTEE/DIRECTOR
                                        IN THE FUND               IN THE FUND COMPLEX
Mitchell M. Merin                      $1 - $10,000               Over $100,000
Richard F. Powers                      $1 - $10,000               Over $100,000
Wayne W. Whalen                        $1 - $10,000               Over $100,000

  As of April 23, 2004, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Managing General Partners has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Managing

General Partners", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and
R. Craig Kennedy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent auditors of the Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standard Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission (the "SEC").

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund is attached as Annex A to this Proxy Statement.

  The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Van Kampen Investor Services.

  The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Managing General Partners of the Fund select and nominate any other nominee Independent Managing General Partners for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Managing General Partners as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for the Fund, which includes the Fund's nominating policies, is attached as Annex B to this Proxy Statement.

  During the Fund's last fiscal year, the Board held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 5 meetings. The brokerage and services committee and the governance committee were recently organized and each held only 1 meeting during the Fund's last fiscal year. During the Fund's last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and all committee meetings thereof of which each Managing General Partner was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Managing General Partners. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund's office or directly to such Board member(s) at the address specified for such Managing General Partner above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund who are not nominees for Managing General Partner. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer     Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                               since 1998  Research Steering Committee. Vice President of funds in the
45th Floor                                                    Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                             Global Research Investment Management. Prior to December
                                                              2002, Chief Investment Officer of Van Kampen Investments and
                                                              President and Chief Operations Officer of the Adviser and
                                                              Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                              President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director and Chief
                                                              Investment Officer of Van Kampen Investments, and Managing
                                                              Director and President of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Executive Vice
                                                              President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Adviser. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Adviser. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Stefanie V. Chang (37)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (65)        Executive Vice      Officer     Chief Executive Officer and Chairman of Van Kampen Investor
1221 Avenue of the Americas   President and       since 2003  Services. Executive Vice President and Principal Executive
New York, NY 10020            Principal                       Officer of funds in the Fund Complex. Chief Administrative
                              Executive Officer               Officer, Managing Director of Morgan Stanley. Managing
                                                              Director and Director of Morgan Stanley Investment Advisors
                                                              Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Morgan Stanley Funds. Director of Morgan Stanley SICAV.
                                                              Previously, Chief Global Operations Officer and Managing
                                                              Director of Morgan Stanley Investment Management Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.

SHAREHOLDER INFORMATION

  As of April 23, 2004, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                                  AMOUNT OF      APPROXIMATE
NAME AND ADDRESS                               OWNERSHIP AS OF    PERCENTAGE
OF HOLDER                                      APRIL 23, 2004    OF OWNERSHIP
----------------                               ---------------   ------------
A Fletcher Sisk Jr.                                10,183               5%
3009 Larkspur Run
Williamsburg, VA 23185

Comerica Bank Detroit &                            45,045              24%
  Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001

Gordon E. Moore & Betty I. Moore, Trustees         11,184               6%
Gordon E. Moore & Betty I. Moore Trust
100 Canada Rd.
Woodside, CA 94062-4104

Milards & Co.                                      11,202               6%
c/o SEI Trust Company
One Freedom Valley Dr.
Oaks, PA 19456

INDEPENDENT AUDITORS

  The Managing General Partners of the Fund, including a majority of the Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Managing General Partners. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's two most recent fiscal years.

FISCAL YEAR ENDED 2003

                                          VAN KAMPEN       COVERED
                                         EXCHANGE FUND   ENTITIES(1)
                                         -------------   -----------
Audit Fees.............................     $19,290            N/A
Non-Audit Fees

  Audit-Related Fees...................           0       $230,000(2)

  Tax Fees.............................       1,500(3)           0
  All Other Fees.......................           0              0
Total Non-Audit Fees...................       1,500        230,000
Total..................................      20,790        230,000

FISCAL YEAR ENDED 2002

                                          VAN KAMPEN       COVERED
                                         EXCHANGE FUND   ENTITIES(1)
                                         -------------   -----------
Audit Fees.............................     $19,200            N/A
Non-Audit Fees

  Audit-Related Fees...................           0        $95,000(2)

  Tax Fees.............................       1,500(3)           0
  All Other Fees.......................           0              0
Total Non-Audit Fees...................       1,500         95,000
Total..................................      20,700         95,000

---------------

N/A -- Not applicable.

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of Covered Entities' financial statements.

(3) Tax Fees represent tax compliance services provided in connection with the review of the Fund's tax returns.

  The audit committee of the Managing General Partners has considered whether the provision of non-audit services performed by D&T to the Fund and Covered Entities is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Fund's pre-approval policies and procedures are included in the Fund's audit committee charter, which is attached as Annex A to this Proxy Statement.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or ALAMO direct Mail Services, Inc., a solicitation firm located in Hauppauge, New York that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500.

PARTNER PROPOSALS

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2005 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal address by January 17, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 5, 2005. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60187-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 1 Parkview Plaza, Oakbrook Terrace,

Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          STEFANIE V. CHANG,
                                          Vice President

May 18, 2004

                                                                         ANNEX A


                         JOINT AUDIT COMMITTEE CHARTER

                                     OF THE

                                VAN KAMPEN FUNDS



                                                  AS ADOPTED ON JULY 23, 2003(1)

---------------
(1) This Joint Audit Committee Charter, adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

1.  MISSION STATEMENT

  The Audit Committee (the "Audit Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund").(2) The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control over financial reporting and legal compliance functions of the Funds, including, without limitation; (a) assisting the Board's oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Fund's independent auditors (the "Independent Auditors") and (iv) the performance of the Fund's internal audit function, and (b) making the statement by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement, if any.

2.  COMPOSITION

  The Audit Committee shall be comprised of three or more Trustees of the Board. Audit Committee members shall be designated by the full Board, and the manner of selection of the Audit Committee chair shall also be designated by the full Board.

  The duties and responsibilities of an Audit Committee member shall be in addition to those duties set out for a member of the Board. Audit Committee members shall undertake this commitment with the understanding that they are assuming additional responsibilities to prepare for, attend and actively participate in Audit Committee meetings. This may require members to undertake training covering their financial oversight responsibilities.

  Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and any requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and/or the Chicago Stock Exchange ("CHX") as applicable to the Fund. Each member of the Audit Committee shall be "independent" as defined by the Act and any rules and regulations

---------------
(2) This Joint Audit Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee," "Trustees" and "Board" mean the Audit Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

promulgated by the SEC pursuant to the Act and any requirements and rules of the NYSE, AMEX and/or CHX as applicable to the Fund.

  According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent (an "Independent Trustee") if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund, other than receipt of Trustee's fees (including additional amounts, if any, paid to chairs of committees and committee members) and any pension or other forms of deferred compensation from the Fund for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). [The requirements of the NYSE, AMEX and CHX are set forth in Appendix A hereto.]

  Each member of the Audit Committee must be "financially literate" as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Fund's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

  No Trustee may serve as a member of the Audit Committee if such Trustee serves on the audit committee of more than two other public issuers, unless the Board determines that such simultaneous service would not impair the ability of such Trustee to serve effectively on the Audit Committee. Any such determination must be disclosed in the Fund's annual proxy statement, if any.

3.  MEETINGS OF THE AUDIT COMMITTEE

  The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings may be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit

Committee shall meet separately on a periodic basis with (a) the principal financial officer of the Fund and persons assisting with the preparation of the Fund's financial statements, (b) the internal auditors (or personnel responsible for the Fund's internal audit function) and (c) the Independent Auditors, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

  The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Audit Committee shall have the authority to, carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

  In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

  a. Oversight of the Auditor's Engagement/Independence

      i. Instruct the Independent Auditors that they are ultimately accountable to the Board and the Audit Committee, as the shareholders' representatives, and that the Audit Committee has the sole authority and responsibility to select (subject to ratification by a majority of the Independent Trustees of the Board), compensate, evaluate, and where appropriate terminate the Independent Auditors.

      ii. Approve the selection (subject to ratification by a majority of the Independent Trustees of the Board), compensation, evaluation and termination of the Independent Auditors to audit the books and accounts of the Fund and its subsidiaries, if any, for each fiscal year.

      iii. Review and, in its sole discretion, approve in advance the Independent Auditors' annual engagement letter, including the proposed fees contained therein.

      iv. Review and, in its sole discretion, pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditors to the Fund and (B) all engagements for non-audit services to be provided by the Independent Auditors (1) to the Fund's investment adviser(s) or (2) to any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Fund (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; and provided that this Joint Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or Amex listing standards.

      v. Obtain and review at least annually from the Independent Auditors a report describing:

           (1) the Independent Auditors' internal quality-control procedures;

           (2) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues; and

           (3) all relationships between the Independent Auditor and the Fund.

      vi. Review at least annually the qualifications, performance and independence of the Independent Auditors, including the performance of the lead partner of the Independent Auditors, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditors when circumstances warrant.

      vii. Oversee the independence of the Independent Auditors by, among other things:

           (1) actively engaging in a dialogue with the Independent Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors, and taking appropriate action to satisfy itself of the auditor's independence;

           (2) monitoring compliance by the Independent Auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

           (3) monitoring compliance by the Fund, the Fund's investment adviser(s), the Fund's distributor and the Independent Auditors with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

           (4) considering whether there should be a regular rotation of the Independent Auditors; and

           (5) obtaining from the Independent Auditors and reviewing a complete description of all audit, management consulting, or other services performed for management or its affiliates, consistent with Independence Standards Board Standard 1.

  b. Oversight of Financial Statements and the Audit

      i. Review the annual audit plan of the Independent Auditors, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Fund, including any comments or recommendations of the Independent Auditors.

      ii. Obtain and review at least annually for the Fund a report from the Independent Auditors describing:

           (1) all critical accounting policies and practices used;

           (2) all alternative treatments within United States generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditors;

           (3) other material written communications between the Independent Auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

           (4) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Fund's Audit Committee pursuant to the Fund's pre-approval procedures.

      iii. Review with the principal financial officer of the Fund and persons responsible for assisting with the preparation of the Fund's financial statements, internal audit (or management responsible for the Fund's internal audit function) and the Independent Auditors, the following:

           (1) the Fund's annual audited financial statements and interim financial statements, and any major issues related thereto, including any significant matters arising in the preparation of the annual and interim financial statements;

           (2) critical accounting policies and such other accounting policies of the Fund as are deemed appropriate for review by the Audit Committee prior to any annual or interim filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Fund's financial statements;

           (3) major issues regarding accounting principles and financial statements presentations, including (i) any significant changes in the Funds' selection or application of accounting principles, and (ii) any analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Funds' financial statements;

           (4) the Funds' exposure to risk, as well as the Funds' major financial risk exposures and steps to control such exposures;

           (5) qualitative judgments made about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Funds and, particularly, about the degree of neutrality and objectivity of its accounting principles and underlying estimates;

           (6) any uncorrected misstatements whose effects management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

           (7) procedures used to assess the representativeness of the valuations of securities provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

           (8) for securities valued at "fair value" as determined in good faith under procedures established by the Board, inquire as to Independent Auditors' conclusions as to the reasonableness of the "fair value" procedures, management's adherence to such procedures, and the adequacy of supporting documentation for any valuation offered under the procedures;

           (9) significant tax accounting policies elected by the Funds (including matters affecting qualification under Subchapter M of the

                Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes;

           (10) review with counsel legal and regulatory matters that may have a material effect on the Funds' financial statements, related compliance policies and programs, and any reports received from regulators; and

           (11) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Fund.

      iv. Review on a regular basis with the Independent Auditors any problems or difficulties encountered by the Independent Auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditors's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditors the following:

           (1) any accounting adjustments that were noted or proposed by the Independent Auditors but were rejected by management (as immaterial or otherwise);

           (2) any communications between the audit team and the Independent Auditors' national office respecting auditing or accounting issues presented by the engagement; and

           (3) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditors to the Fund.

      v. Attempt to resolve all disagreements between the Independent Auditors and management regarding financial reporting.

      vi.  Review information obtained from the Independent Auditors pursuant to
           Section 10A of the Securities Exchange Act of 1934.

  c. Oversight of Internal Control Over Financial Reporting

      i. Review periodically a report from the Fund's principal executive officer, principal financial officer and Independent Auditors, at least annually, regarding the following:

           (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting of the Fund, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Fund (the "Related Entities"), or, to the knowledge of such persons, other service providers, which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information, including any material weaknesses in internal control over financial reporting identified by the Independent Auditors;

           (2) any fraud, whether or not material, that involves management or other employees of the Fund, the Related Entities, or, to the knowledge of such persons, other service providers to the Fund who have a significant role in the Fund's internal control over financial reporting; and

           (3) any change in the Fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

  d. Compliance

      i. Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditors, internal auditors (or other personnel responsible for the internal audit function), the Fund's management, including the principal financial officer, management of the Fund's investment adviser(s), management of the Fund's distributor, and management of those service providers of the Fund deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate.

      ii. Establish procedures (by the earlier of: (1) the Fund's first annual meeting shareholders' meeting, if any, after January 15, 2004 or (2) October 31, 2004) for (A) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services or other persons of concerns regarding questionable accounting or auditing matters.

      iii. Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Fund.

      iv. Discuss earnings press releases, if any, as well as financial information and earnings guidance provided to analysts and rating agencies, but this discussion may be general in nature (i.e., discussion of the type of information to be disclosed and the type of presentation to be made) and need not precede each earnings release or earnings guidance.

  e. Miscellaneous

      i. Perform an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter and consider the goals and objectives of the Audit Committee for the upcoming year. The evaluation shall include a review and assessment of the adequacy of this Joint Audit Committee Charter and propose any changes for approval by the Board. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

      ii.  Report regularly to the Board on its activities, as appropriate; and

      iii. Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

6.  PRE-APPROVAL PROCEDURES

  The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve non-audit services to the Fund and Covered Services between regularly scheduled meetings of the Audit Committee. Any such pre-approval decision must be presented to the Committee at its next scheduled meeting. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Joint Audit Committee Charter as Appendix B.

7.  REPORTING

  The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Fund's internal audit function. In particular, the Audit Committee will also report to the Board its conclusions or recommendations with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

  The Audit Committee shall make the statement required by the rules of the SEC to be included in the Fund's annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Fund; (b) discussed with the Independent Auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditors required by ISB Standard No. 1 and have discussed with the Independent Auditors the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Fund's annual report for the past fiscal year, as filed with the SEC.

8.  RESOURCES

  The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

9.  LIMITS ON ROLE OF AUDIT COMMITTEE

  While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  - planning or conducting the audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

  - determining whether the Form N-CSR filed by the Fund with the SEC

  - contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  - determining whether the Fund's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Fund as of, and for, the periods presented in the Form N-CSR; or

  - establishing or maintaining disclosure controls and procedures and internal control over financial reporting for the Fund.

  In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or the Fund's investment adviser(s) or the Fund's distributor. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Fund, the Fund's investment adviser(s), the Fund's distributor and service providers to the Fund from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditors to the Fund.

                             JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                          AS ADOPTED JULY 23, 2003(1)

1.  STATEMENT OF PRINCIPLES

  The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

  The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to preapprove services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

  For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or

---------------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

  The Audit Committee is also mindful of the relationship between fees for audit and nonaudit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

  The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

  The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

  The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.  DELEGATION

  As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  AUDIT SERVICES

  The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

  In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1 A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

  The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

  The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  TAX SERVICES

  The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered

Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

  Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.  ALL OTHER SERVICES

  The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

  The Audit Committee has pre-approved the All Other services in Appendix 13.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

  Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.  PROCEDURES

  All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

  The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.  ADDITIONAL REQUIREMENTS

  The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence

Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

  Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

  - Van Kampen Investments, Inc.

  - Van Kampen Investment Advisory Corporation

  - Van Kampen Asset Management Inc.

  - Van Kampen Advisors Inc.

  - Van Kampen Funds Inc.

  - Van Kampen Trust Company

  - Van Kampen Investor Services Inc.

  - Van Kampen Management Inc.

  - Morgan Stanley Investment Management Inc.

  - Morgan Stanley Investments LP

                                                                         ANNEX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                                VAN KAMPEN FUNDS

                                                     AS ADOPTED ON MARCH 3, 2004

1.  MISSION STATEMENT

  The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund")(1). The purpose of the Governance Committee is to (1) identify individuals qualified to serve on the Board as trustees/directors/managing general partners that are "independent" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), and on committees of the Board, and to recommend, for selection by the Board, the Board nominees for meetings of shareholders, (2) advise the Board with respect to Board composition, procedures and committees, (3) advise the Board with respect to Trustee compensation and benefits, and administer the Fund's deferred compensation plans and retirement plan, (4) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, committee policies and procedures and (5) oversee periodic evaluations of the Board and any committees of the Board.

2.  COMPOSITION

  The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

  Each member of the Governance Committee shall be qualified as "independent" as defined by the listing requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX"). Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under applicable laws or regulations.

---------------
(1) This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

3.  MEETINGS OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Governance Committee Charter. The Governance Committee shall meet on a regular basis (which shall be at least two times annually) and special meetings may be called as circumstances require. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

  The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

  In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

  a. Board Candidates and Nominees

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i. evaluate the suitability of potential trustee/director/managing general partner nominees proposed by Trustees, shareholders or others;

      ii. recommend, for selection by the Board, the Independent Trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX") (the NYSE,

           AMEX and CHX are collectively referred to herein as the "Exchanges"); and

      iii. review the suitability for continued service as a trustee/director/ managing general partner of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

  b. Board Composition, Procedures and Committees

      The Governance Committee shall have the following goals and responsibilities with respect to the composition, procedures and committees of the Board as a whole:

      i. review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by the 1940 Act and the Exchanges;

      ii. make recommendations concerning any other aspect of the procedures of the Board that the Governance Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Fund rule, guideline, procedure, code of ethics or corporate governance principle;

      iii. make recommendations on the requirements for, and means of, Board orientation;

      iv. periodically review and make recommendations concerning the committee structure of the Board, the members and size of committees (including the creation or elimination of committees), the orientation of committee members, the annual review performed, if any, by each committee, the independence and qualifications of the members of the audit committee and the overall allocation of responsibilities among the Board and the committees; and

      v. recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Governance Committee's power to make such a recommendation under this Joint Governance Committee Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director/managing general partner, to make such a recommendation at any time.

  c. Compensation and Benefits

    The Governance Committee shall have the following goals and responsibilities with respect to the Trustees' compensation and benefits of the Board as a whole:

      i. periodically review the goals and objectives of the Trustees' compensation and benefits and make recommendations concerning such goals and objectives, the level and structure of Trustee compensation and the level of Trustee compensation by Fund and the allocation of Trustee compensation among Funds;

      ii. periodically review and make recommendations concerning the Fund's deferred compensation plan and the Fund's retirement plan; and

      iii. act as the administrative committee under the Trustee's Deferred Compensation Plan and Retirement Plan.

  d. Corporate Governance

    The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i. monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1) trustee/director/managing general partner qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the 1940 Act, and the Exchanges; the Governance Committee shall also develop policies regarding trustee/director/managing general partner tenure, retirement, removal and succession;

           (2) trustee/director/managing general partner duties and responsibilities, including with respect to attendance at meetings and advance review of meeting materials;

           (3) trustee/director/managing general partner access to management, and, as necessary and appropriate, independent advisers;

           (4) trustee/director/managing general partner compensation, deferred compensation and retirement policies; and policies on reimbursement of out-of-pocket expenses; and

           (5) trustee/director/managing general partner orientation and continuing education;

      ii. review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the Exchanges, and to recommend any desirable changes to the Board;

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

  e. Periodic Evaluations and Board Training

  The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

  In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

  The Governance Committee shall be responsible for making recommendations on the requirements for, and means of, Board training.

6.  EVALUATION OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

  The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                            [VAN KAMPEN FUNDS LOGO]

                                                                     EXCH 04

PROXY                                                                      PROXY

                            VAN KAMPEN EXCHANGE FUND
        NOTICE OF ANNUAL MEETING OF PARTNERS TO BE HELD ON JUNE 23, 2004

The undersigned holder of shares of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Partners to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Tuesday, June 23, 2004 at 3:30 p.m., and at any adjournments thereof ("the Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they may jointly (or if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 23, 2004.

                                       Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature

                                                                           ,2004
                                       -----------------------------------------
                                       Dated                           VKL_13265



                             YOUR VOTE IS IMPORTANT!

       PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY NO MATTER HOW
                              MANY SHARES YOU OWN

Authority to vote for the election as Managing General Partners, the nominees named below:

                                                                                               PLEASE MARK VOTES AS IN THIS
                                                                                               EXAMPLE:               [ X ]

01. David C. Arch          02. J. Miles Branagan  03. Jerry D. Choate  04. Rod Dammeyer
05. Linda Hutton Heagy     06. R. Craig Kennedy   07. Howard J Kerr    08. Michell Merin
                           09. Jack E. Nelson     10. Richard F. Powers, III
11. Hugo F. Sonnenschein   12. Wayne W. Whalen    13. Suzanne H. Woolsey                       FOR       WITHHOLD    FOR ALL
                                                                                                                     EXCEPT
To withhold authority to vote for any nominee(s) mark "For All Except" and write the
nominee name(s) on the line provided:                                                           [ ]         [ ]        [ ]


-----------------------------------------------------

             TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.